EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. ss. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, David C. Kahn, Chief Financial Officer of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report of Form 10-K for the year ended December 31, 2010 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David C. Kahn
Chief Financial Officer
March 31, 2011